--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED)  (000)             DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--120.1%
                 MORTGAGE PASS-THROUGHS--0.0%
          $ 5    Federal National Mortgage Association,
                   9.50%, 7/01/20 ...........................        $     5,749
                                                                     -----------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--9.9%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        1,037@     Series 1537, Class 1537,
                     11/15/00 ...............................            985,939
        1,671@     Series 1601, Class 1601-SD,
                     10/15/08 ...............................          1,685,708
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,138      Trust 1992-43, Class 43-E,
                     4/25/22 ................................          1,184,458
        2,454@     Trust 1992-129, Class 129-J,
                     7/25/20 ................................          2,381,631
        1,444      Trust 1993-193, Class 193-E,
                     9/25/23 ................................            735,891
        1,846      Trust 1993-214, Class 214-S,
                     12/25/08 ...............................          1,743,998
        1,489      Trust 1993-223, Class 223-PT,
                     10/25/23 ...............................            162,726
          283      Trust 1994-72, Class 72-L,
                     4/25/24 ................................            281,622
                                                                     -----------
                                                                       9,161,973
                                                                     -----------
                 NON-AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--0.6%
AAA       566    Citicorp Mortgage Securities,
                   Trust 1998-3, Class 3-A6,
                     5/25/28 ................................            569,824
                                                                     -----------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--10.5%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        1,032      Series 1635, Class 1635-P,
                     12/15/08 ...............................            983,383
          767      Series 1727, Class 1727-LB,
                     5/15/24 ................................            684,281
          410@     Series 1862, Class 1862-SJ,
                     11/15/23 ...............................            397,577
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
          369      Trust 1993-179, Class 179-SP,
                     4/25/21 ................................            325,896
        2,305      Trust 1993-209, Class 209-SG,
                     8/25/08 ................................          2,186,827
          549      Trust 1993-212, Class 212-SA,
                     11/25/08 ...............................            475,200
        1,914@     Trust 1993-214, Class 214-SL,
                     12/25/08 ...............................          1,752,969
          207      Trust 1994-37, Class 37-SC,
                     3/25/24 ................................            203,132
AAA     2,766    Sears Mortgage Securities Corp.,
                   Series 1993-7, Class 7-S3,
                     4/25/08 ................................          2,697,258
                                                                     -----------
                                                                       9,706,523
                                                                     -----------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--18.1%
AAA    27,277    Credit Suisse First Boston
                 Mortgage Securities Corp.,
                   Series 1997-C1, Class AX,
                     6/15/08 ** .............................          2,126,788
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        1,111      Series 1543, Class 1543-VU,
                     4/15/23 ................................            205,547
        2,890      Series 1588, Class 1588-PM,
                     9/15/22 ................................            258,355
          946      Series 1880, Class 1880-DA,
                     3/15/08 ................................            145,189
        5,025      Series 2115, Class 2115-IA,
                     11/15/10 ...............................            452,246
        3,986      Series 2154, Class 2154-PF,
                     4/15/21 ................................            620,234
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        8,395@     Trust 299, Class 2,
                     5/01/28 ................................          2,048,866
        2,386      Trust 1993-163, Class 163-PH,
                     3/25/22 ................................            339,491
        2,326      Trust 1993-188, Class188-VA,
                     3/25/13 ................................            196,961
        3,292      Trust 1993-194, Class 194-PV,
                     6/25/08 ................................            360,019
        5,027      Trust 1996-24, Class 24-SG,
                     3/25/08 ................................            592,193
        5,744      Trust 1997-80, Class 80-PD,
                     3/18/21 ................................            649,843

See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED)  (000)             DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------

                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES (CONTINUED)
     $  6,755      Trust 1997-84, Class 84-PJ,
                     1/25/08 ................................        $ 1,179,288
        2,495      Trust 1998-43, Class 43-YJ,
                     7/18/28 ................................            274,474
        2,125      Trust 1998-44, Class 44-JI,
                     8/20/17 ................................            148,340
       13,312      Trust 1998-51, Class 51-SP,
                     9/25/28 ................................            401,434
       12,284      Trust 1998-61, Class 61-S,
                     12/25/08 ...............................            437,601
       18,648      Trust 1999-35, Class 35-LS,
                     2/25/22 ................................            664,318
       12,299      Trust 1999-52, Class 52-TS,
                     5/25/22 ................................            478,508
        3,527      Trust 1999-64, Class 64-IA,
                     5/25/21 ................................            420,989
                 Government National Mortgage
                   Association,
        1,962      Trust 1998-24, Class 24-IB,
                     5/20/23 ................................            253,182
        2,974      Trust 1999-17, Class 17-PF,
                     10/16/25 ...............................            496,285
          656      Trust 2000-7, Class 7-LB,
                     6/16/25 ................................            142,958
Aaa    11,567    Merrill Lynch Mortgage Investors, Inc.,
                   Series 1997-C2, Class IO,
                     12/10/29 ...............................            716,870
Aaa    14,812    Morgan (J.P.) Commercial Mortgage
                   Finance Corp.,
                   Series 1997-C5, Class X,
                     9/15/29** ..............................            969,970
Aaa     3,258    Morgan Stanley Capital 1, Inc.,
                   Series 1997-HF1, Class HF1-X,
                     6/15/17** ..............................            203,152
                 Residential Funding Mortgage
                   Securities, Inc.,
AAA    29,218      Series 1998-S19, Class A8,
                     8/25/28 ................................            219,134
AAA   135,000      Series 1999-S14, Class A5B,
                     6/25/29 ................................          1,792,969
                                                                     -----------
                                                                      16,795,204
                                                                     -----------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--3.4%
                 Collateralized Mortgage Obligation,
AAA       412      Trust 26, Class A,
                     4/23/17 ................................            349,697
AAA        34      Trust 29, Class A,
                     5/23/17 ................................             28,137
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
          230      Series 1946, Class 1946-N,
                     10/15/08 ...............................            185,597
          730      Series 1946, Class 1946-WN,
                     5/15/08 ................................            208,456
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,406      Trust 1993-225, Class 225-ME,
                     11/25/23 ...............................            699,485
          836      Trust 1994-25, Class 25-C,
                     11/25/23 ...............................            777,577
           95      Trust 1997-85, Class 85-LE,
                     10/25/23 ...............................             90,016
          830      Trust 2000-19, Class 19-PO,
                     7/25/30 ................................            765,758
                                                                     -----------
                                                                       3,104,723
                                                                     -----------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--4.7%
BB      1,000    DLJ Mortgage Acceptance Corp.,
                   Series 1997-CF1,
                     7.91%, 4/15/07** .......................            971,814
                 Merrill Lynch Mortgage Investors, Inc.,
BBB+    1,000      Series 1995-C1, Class D,
                     7.913%, 5/25/15 ........................          1,028,268
BBB       500      Series 1996-C1, Class D,
                     7.42%, 4/25/28 .........................            502,750
AAA     2,000    New York City Mortgage Loan Trust,
                   Multifamily, Series 1996, Class A-2,
                     6.75%, 6/25/11** .......................          1,893,125
                                                                     -----------
                                                                       4,395,957
                                                                     -----------
                 ASSET-BACKED SECURITIES--1.2%
AAA       800    Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.194%, 8/15/05 ........................            805,284
NR        419+   Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 9/15/07 **/*** ..................            104,761
NR        899+   Structured Mortgage Asset
                   Residential Trust,
                   Series 1997-3,
                     8.57%, 4/15/06 @@/*** ..................            179,856
                                                                     -----------
                                                                       1,089,901
                                                                     -----------
                 U.S GOVERNMENT AND
                 AGENCY SECURITIE--0.9%
          880    Small Business Administration,
                   Series 1998-P10, Class 10-A,
                     6.12%, 2/01/08 .........................            862,760
                                                                     -----------
                 ZERO COUPON BONDS--42.0%
                 Aid to Israel,
       12,407      2/15/05 - 8/15/05 ........................          9,810,449
                 Government Trust Certificates,
        5,220      Class 2-F, 5/15/05 .......................          4,093,472
       13,760      Class T-1, 5/15/05 .......................         10,803,801
       18,000@   United States Treasury Strip,
                   8/15/05 ..................................         14,199,660
                                                                     -----------
                                                                      38,907,382
                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
           PRINCIPAL
  RATING*   AMOUNT                                                      VALUE
(UNAUDITED)  (000)             DESCRIPTION                             (NOTE 1)
--------------------------------------------------------------------------------

                 TAXABLE MUNICIPAL BONDS--6.8%
AAA   $ 1,000    Alameda County California
                   Pension Obligation,
                   Zero Coupon, 12/01/05 ....................       $   738,030
AAA     1,000    Alaska Energy Power Auth. Rev.,
                   Zero Coupon, 7/01/05 .....................           818,660
AAA     1,333    Kern County California
                   Pension Obligation,
                   Zero Coupon, 2/15/01-8/15/05 .............         1,040,132
                 Long Beach California
                   Pension Obligation,
AAA     1,340      Zero Coupon, 3/01/01-9/01/05 .............         1,042,943
AAA       500      7.09%, 9/01/09 ...........................           520,680
                 Los Angeles County California
                   Pension Obligation,
AAA       305      Zero Coupon, 6/30/01-6/30/05 .............           263,025
AAA     1,000      6.77%, 6/30/05 ...........................           756,370
AAA     1,000      Series A, 8.62%, 6/30/06 .................         1,109,620
                                                                    -----------
                                                                      6,289,460
                                                                    -----------
                 CORPORATE BONDS--13.5%
                 FINANCE & BANKING--6.4%
A3      1,000@   American Savings Bank,
                   6.63%, 2/15/06, ** .......................           950,781
A+      1,348    Equitable Life Assurance Society USA,
                   Zero Coupon, 6/01/01 - 12/01/05 ** .......         1,023,910
A       1,000    Lehman Brothers Holdings, Inc.,
                   6.75%, 9/24/01 ...........................           999,400
BBB+    1,900    PaineWebber Group, Inc.,
                   7.88%, 2/15/03 ...........................         1,968,552
Aa3     1,000    Salomon Smith Barney Holdings, Inc.,
                   6.75%, 1/15/06 ...........................         1,001,730
                                                                    -----------
                                                                      5,944,373
                                                                    -----------
                 INDUSTRIALS--3.7%
Baa3   E1,000    Clear Channel Communication Inc.,
                   6.50%, 7/07/05 ** ........................           929,610
AA-    $1,000@   TCI Communications, Inc.,
                   8.25%, 1/15/03 ...........................         1,022,320
                 Union Pacific Corp.,
Baa2    1,879      Zero Coupon, 5/01/01 - 5/01/05 ** ........         1,464,951
                                                                    -----------
                                                                      3,416,881
                                                                    -----------
                 UTILITIES--1.1%
A       1,000    Alltel Corp.,
                   7.50%, 3/01/06 ...........................         1,016,970
                                                                    -----------
                 YANKEE--2.3%
BBB-    1,000    Empresa Electric Guacolda SA,
                   7.95%, 4/30/03 ** ........................           990,473
BBB+      200    Empresa Electric Pehuenche,
                   7.30%, 5/01/03 ...........................           197,027
A-      1,000    Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06 ** .......................           988,680
                                                                    -----------
                                                                      2,176,180
                                                                    -----------
                 Total corporate bonds ......................        12,554,404
                                                                    -----------
                 STRIPPED MONEY MARKET INSTRUMENTS--8.5%
       10,000    Vanguard Prime Money Market Portfolio,
                   Zero Coupon, 12/31/04 ....................         7,886,000
                                                                    -----------
                 Total long-term investments
                   (cost $103,201,030) ......................       111,329,860
                                                                    -----------
                 SHORT-TERM INVESTMENT--0.7%
                 DISCOUNT NOTE
          600    Federal Home Loan Bank,
                   5.40%, 1/02/01
                   (amortized cost $599,911) ................           599,911
                                                                    -----------
                 Total investments--120.8%
                   (cost $103,800,941) ......................       111,929,771
                                                                    -----------
                 Liabilities in excess of
                   other assets--(20.8)% ....................       (19,259,897)
                                                                    -----------
                 NET ASSETS--100% ...........................       $92,669,874
                                                                    ===========
----------

  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

*** Illiquid securities representing 0.31% of net assets.

 @ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

@@ Security is restricted as to public resale. The security was acquired in 1997 and has a current cost of $262,624.

+   Security is fair valued. (Note 1)


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS
                REMIC -- Real Estate Mortgage Investment Conduit.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $103,800,941)
  (Note 1) ....................................................    $111,929,771
Cash ..........................................................          66,553
Interest receivable ...........................................         969,927
Receivable for investments sold ...............................          33,850
Unrealized appreciation on currency swap ......................          11,601
                                                                   ------------
                                                                    113,011,702
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ........................      18,536,000
Due to parent (Note 2) ........................................       1,676,562
Interest payable ..............................................         112,329
Due to broker--variation margin ...............................          16,937
                                                                   ------------
                                                                     20,341,828
                                                                   ------------
NET ASSETS ....................................................     $92,669,874
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) ...............................    $     95,107
  Paid-in capital in excess of par ............................      81,914,697
                                                                   ------------
                                                                     82,009,804
  Undistributed net investment income .........................       3,160,651
  Accumulated net realized loss ...............................        (354,769)
  Net unrealized appreciation .................................       7,854,188
                                                                   ------------
  Net assets, December 31, 2000 ...............................    $ 92,669,874
                                                                   ============
Net asset value per share:
  ($92,669,874 / 9,510,667 shares of
  common stock issued and outstanding) ........................           $9.74
                                                                          =====

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of  discount accretion
    of $1,404,543 and interest expense
    of $1,058,386) ..............................................   $ 5,941,758
                                                                    -----------
Operating expenses
  Investment advisory ...........................................       448,295
  Administration ................................................        90,051
  Custodian .....................................................        60,000
  Independent accountants .......................................        32,000
  Legal .........................................................        23,000
  Miscellaneous .................................................        26,765
                                                                    -----------
    Total operating expenses ....................................       680,111
                                                                    -----------
Net investment income before excise tax .........................     5,261,647
    Excise tax ..................................................       112,000
                                                                    -----------
Net investment income ...........................................     5,149,647
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on:
  Investments ...................................................       496,204
  Futures .......................................................      (593,593)
  Short sells ...................................................       (78,321)
                                                                    -----------
                                                                       (175,710)
                                                                    -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ...................................................     6,324,750
  Futures .......................................................      (286,243)
  Swaps .........................................................        11,601
                                                                    -----------
                                                                      6,050,108
                                                                    -----------

Net gain on investments .........................................     5,874,398
                                                                    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .....................................   $11,024,045
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..............................................    $11,024,045
                                                                    -----------
Increase in investments ........................................     (2,111,140)
Net realized loss ..............................................        175,710
Increase in unrealized depreciation ............................     (6,050,108)
Increase in receivable for investments sold ....................        (33,850)
Increase in interest receivable ................................       (119,787)
Increase in due to broker--variation margin ....................         16,937
Increase in interest payable ...................................         71,403
Increase in due to parent ......................................        790,687
                                                                    -----------
Total adjustments ..............................................     (7,260,148)
                                                                    -----------
Net cash flows provided by operating activities ................    $ 3,763,897
                                                                    ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ................    $ 3,763,897
                                                                    -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ....................      1,852,125
  Cash dividends paid ..........................................     (5,600,765)
                                                                    -----------
Net cash flows used for financing activities ...................     (3,748,640)
                                                                    -----------
  Net increase in cash .........................................         15,257
  Cash at beginning of year ....................................         51,296
                                                                    -----------
  Cash at end of year ..........................................    $    66,553
                                                                    ===========

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
STATEMENT OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                      2000             1999
                                                  ------------     ------------
INCREASE  (DECREASE) IN
    NET ASSETS

Operations:

  Net investment income ......................    $  5,149,647     $  4,816,380

  Net realized gain (loss) ...................        (175,710)         537,410

Net change in unrealized
 appreciation (depreciation)
 on investments ..............................       6,050,108       (6,640,406)
                                                  ------------     ------------

Net increase (decrease) in net
 assets resulting from
 operations ..................................      11,024,045       (1,286,616)
                                                  ------------     ------------

Dividends and distributions:

Dividends from net
 investment income ...........................      (5,600,765)      (2,023,028)

Distributions from net
 realized gains ..............................              --       (1,576,972)
                                                  ------------     ------------

Total dividends and distributions ............      (5,600,765)      (3,600,000)
                                                  ------------     ------------
Total increase (decrease) ....................       5,423,280       (4,886,616)


NET ASSETS

Beginning of year ............................      87,246,594       92,133,210
                                                  ------------     ------------
End of year (including
  undistributed net investment
  income of $3,160,651 and
  $3,499,769, respectively) ..................    $ 92,669,874     $ 87,246,594
                                                  ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  FOR THE PERIOD
                                                                    OCTOBER 31,
                                                                       1998*
                                                 YEAR ENDED           THROUGH
                                                  DECEMBER 31,      DECEMBER 31,
                                                2000        1999        1998
                                              -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......   $  9.17     $  9.69     $  8.65
                                              -------     -------     -------
   Net investment income (net of
     interest expense of $0.11,
     $0.09 and $0.05, respectively) .......      0.54        0.51        0.06
   Net realized and unrealized
     gain (loss) ..........................      0.62       (0.65)       0.98
                                              -------     -------     -------
Net increase (decrease) from
  investment operations ...................      1.16       (0.14)       1.04
                                              -------     -------     -------
DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ......     (0.59)      (0.21)         --
Distributions from net capital gains ......        --       (0.17)         --
                                              -------     -------     -------
Total dividends and distributions .........     (0.59)      (0.38)         --
                                              -------     -------     -------
Net asset value, end of period ............   $  9.74     $  9.17     $  9.69
                                              =======     =======     =======
TOTAL INVESTMENT RETURN+ ..................     12.66%      (1.44)%     12.02%
                                              =======     =======     =======
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ........................      0.75%       0.81%       0.89%++
Operating expenses and interest expense ...      1.93%       1.73%       1.75%++
Operating expenses, interest expense
  and excise taxes ........................      2.06%       1.89%       1.75%++
Net investment income .....................      5.72%       5.28%       3.50%++
SUPPLEMENTAL DATA:
Average net assets (000) ..................   $90,035     $91,165     $90,986
Portfolio turnover ........................        27%         11%          3%
Net assets, end of period (000) ...........   $92,670     $87,247     $92,133
Reverse repurchase agreements
  outstanding, end of period (000) ........   $18,536     $16,684     $17,190
Asset coverage+++ .........................   $ 5,999     $ 6,229     $ 6,369

----------

   * Commencement of investment operations.

   + This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends were assumed for purpose of this calculation, to be reinvested. Total investment return for periods of less than one full year are not annualized.

  ++ Annualized.

 +++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BAT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BAT Subsidiary, Inc. (the "Trust") was incorporated under the laws of the state of Maryland on August 10, 1998, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc., ("BAT") incorporated under the laws of the state of Maryland and as such, is a wholly-owned subsidiary of BAT. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At December 31, 2000 the Trust held two positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: The Trust may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time or the notional amounts may differ.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FOREIGN CURRENCY TRANSLATION: The Books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities, other assets and liabilities at the current rate of exchange

   (II) purchases and sales of investment securities, income and expenses at the
        rates  of  exchange   prevailing  on  the   respective   dates  of  such
        transactions.

   The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes. Whereas such components are treated as ordinary income for federal income tax purposes.

   The  exchange  rate for the Euro at  December  31,  2000 was U.S.  $0.9427 to
(E) 1.00.

   SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the year ended December 31, 2000.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $112,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing premiums and discounts on all debt securities effective January 1, 2001. Prior to this date, the Trust did not amortize premiums or discounts on certain debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), a wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The Trust reimburses BAT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BAT.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 2000 aggregated $31,575,100 and $26,749,289, respectively.

   The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 2000, the Trust held 7.43% of its portfolio assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 2000, was $103,803,733 and, accordingly, net unrealized appreciation for federal income tax purposes was $8,126,038 (gross unrealized appreciation--$10,800,193; gross unrealized depreciation--$2,674,155).

   For federal income tax purposes, the Trust had a capital loss carryforward as of September 30, 2000 of approximately $175,000 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders unit net gains have realized in excess of such amount.

   Details of open financial futures contracts at December 31, 2000 are as follows:

                                         VALUE AT        VALUE AT
NUMBER OF                EXPIRATION        TRADE       DECEMBER 31,  UNREALIZED
CONTRACTS   TYPE            DATE           DATE            2000     DEPRECIATION
   --    ----------      ----------    ------------    ------------   ---------
Short
  positions:
   25    Eurodollar       March 2002    $(2,311,960)   $(2,361,625)   $ (49,665)
   25    Eurodollar       Dec. 2001      (2,310,460)    (2,361,500)     (51,040)
   25    Eurodollar       Sept. 2001     (2,311,210)    (2,364,125)     (52,915)
   70    10 yr. T-Note    March 2001     (7,207,533)    (7,340,156)    (132,623)
                                                                      ---------
                                                                      $(286,243)
                                                                      =========

   Details of the open currency swap at December 31, 2000 are as follows:

 TRUST        TRUST
PAYS ON   RECEIVES ON      TRUST          TRUST
NOTIONAL    NOTIONAL        PAYS        RECEIVES
 AMOUNT      AMOUNT        FIXED         FIXED       TERMINATION   UNREALIZED
  (000)       (000)         RATE          RATE          DATE      APPRECIATION
 ------       ----         -----         -----        ------        -------
 $1,000       $942         6.50%         8.20%        7/7/05        $11,601
                                                                    =======

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2000 was approximately $15,477,122 at a weighted average interest rate of approximately 6.33%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended
December 31, 2000 was $18,536,000 as of December 31, 2000which was 16.4% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into dollar rolls during the year ended December 31, 2000.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BAT owned all of the 9,510,667 shares outstanding at December 31, 2000.

--------------------------------------------------------------------------------
                              BAT SUBSIDIARY, INC.
                         REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

The Shareholder and Board of Directors of
BAT Subsidiary, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BAT Subsidiary, Inc. (the "Trust"), a wholly-owned subsidiary of the BlackRock Advantage Term Trust, Inc., as of December 31, 2000, and the related statements of operations and of cash flows for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the years ended December 31, 2000 and 1999 and for the period October 31, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BAT Subsidiary, Inc. as of December 31, 2000, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
February 9, 2001

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
ROBERT S. KAPITO, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                              BAT SUBSIDIARY, INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[RECYCLE LOGO] Printed on recycled paper                               05599X913

BAT SUBSIDIARY, INC.
=========================================
ANNUAL REPORT
DECEMBER 31, 2000



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